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AIM Japan Growth Fund

                                                              RELATED LINKS

                                                             [ ] Proxy Statement
                                                                 (PDF)

                                                             [ ] Prospectus

                                                             [ ] Annual Report
                                                                 (PDF)

                                                             [ ] Back to Proxy
                                                                 Information

                                                             [ ] Online Proxy
                                                                 Voting

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Election of Twelve Individuals to the Board of Trustees

     o Proposal to Reorganize AIM Japan Growth Fund into AIM International Equity Fund


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    How does the board recommend that I vote?

     o    Why should I vote?

     o    Has AIM contracted the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com/aim2001 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Georgeson Shareholder Communications Inc. You may call 1-866-727-0852 for the 24-hour automated system; you will need the 12-digit control number from your proxy card.

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     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions


HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the August 17 shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o FIREWALL - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account specific data remain behind our firewall.

                                                               Back to Questions


HOW DO I SIGN THE PROXY CARD?


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(Does not apply if voting by phone or Internet)

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee".

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central Time, August 17, 2001.

                                                               Back to Questions

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Election of Twelve Individuals to the Board of Trustees

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to elect twelve individuals to the board of trustees. The board has determined that it would be beneficial to have a board larger than three trustees. Expansion of the board requires shareholder approval because, under the Investment Company Act of 1940, the Board may fill vacancies or appoint new trustees only, if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

Details are provided in the section of the proxy statement titled, "Election of Trustees of AIM Growth Series".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal

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                                                               Back to Questions

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Proposal to Reorganize AIM Japan Growth Fund into AIM International Equity Fund

     o    What am I being asked to vote on?

     o    Why is this reorganization being proposed?

     o Where can I find more information concerning this proposed reorganization?

     o    Will there be any tax consequences as a result of this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve the combination of AIM Japan Growth Fund with AIM International Equity Fund. If you approve this combination, all of the assets of AIM Japan Growth Fund will be transferred to AIM International Equity Fund in exchange for shares of AIM International Equity Fund.

                                                               Back to Questions

WHY IS THIS REORGANIZATION BEING PROPOSED?

The fund's Board of Trustees and AIM believe that combining the two funds will benefit shareholders of AIM Japan Growth Fund for, among others, the following reasons:

     o The two funds have the same investment objective, long-term growth of capital.

     o AIM International Equity Fund's significantly larger, in terms of total net assets as of March 31, 2001, than AIM Japan Growth Fund, and AIM Japan Growth Fund has experienced net redemptions for three of the last five years.

     o Past performance does not guarantee comparable future results, but AIM International Equity Fund has outperformed AIM Japan Growth Fund, providing a better total return to shareholders.

For current fund performance, access our Daily Prices & Performance section.

                                                               Back to Questions

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REORGANIZATION?

Further details can be found in the section of the proxy statement titled, "Approval of Agreement and Plan of Reorganization".

                                                               Back to Questions

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WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

The reorganization has been structured as a tax-free transaction.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal

                                                               Back to Questions
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      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.
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Proxy Information

In June, shareholders of certain AIM Funds were mailed a proxy statement asking for approval for some or all of the following proposals:

         (1) to make investment restriction language consistent across all AIM Funds;
         (2) to change fund investment policy language from fundamental to nonfundamental;
         (3) to approve a new advisory agreement;
         (4) to approve a new master sub-advisory agreement and to approve a new master sub-sub-advisory agreement;
         (5) to combine certain funds and transfer assets and liabilities;
         (6) the ratification of independent accountants; and
         (7) to elect twelve individuals to the Board of Trustees. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the drop down menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and Annual Reports.

                                   [GRAPHIC]

         AIM Advisor Flex Fund
         AIM Basic Value Fund
         AIM Developing Markets Fund
         AIM Euroland Growth Fund
         AIM Floating Rate Fund
         AIM Global Consumer Products and Services Fund
         AIM Global Financial Services Fund
         AIM Global Health Care Fund
         AIM Global Infrastructure Fund
         AIM Global Resources Fund
         AIM Global Telecommunications and Technology Fund
         AIM Global Trends Fund
         AIM Japan Growth Fund
         AIM Latin American Growth Fund
         AIM Mid Cap Equity Fund
         AIM Small Cap Growth Fund
         AIM Strategic Income Fund
         AIM Tax-Exempt Bond Fund of Connecticut

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YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

                                   [GRAPHIC]

         Online Proxy Voting. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

         Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

         Call toll free 1-866-727-0852. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

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IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central Time.

If we do not receive your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc. may contact you to remind you to exercise your right to vote.

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      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.
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PROXYCARD.COM
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Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

1. Review the proxy statement you received in the mail.
2. Enter the control number printed on your proxy card below.
3. Complete your internet proxy card and submit your vote. Don't forget to click the "This Vote is correct'' button.
4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

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submit
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PROXYCARD.COM
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                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM JAPAN GROWTH FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                     --------------------------------------
                        Click to vote FOR all Proposals.
                     --------------------------------------


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM GROWTH SERIES, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [ ] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

   01. Frank S. Bayley              07. Carl Frischling
   02. Bruce L. Crockett            08. Robert H. Graham
   03. Owen Daly II                 09. Prema Mathai-Davis
   04. Albert R. Dowden             10. Lewis F. Pennock
   05. Edward K. Dunn, Jr.          11. Ruth H. Quigley
   06. Jack M. Fields               12. Louis S. Sklar
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2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE
   COMBINATION OF AIM JAPAN GROWTH FUND, A PORTFOLIO OF AIM GROWTH SERIES, WITH AIM INTERNATIONAL EQUITY FUND, A PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.

   [ ] FOR

   [ ] AGAINST

   [ ] ABSTAIN

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                 --------------
                                 Submit My Vote
                                 --------------

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PROXYCARD.COM
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            THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR
         CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE
           PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT
            OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE
                                E-MAILED TO YOU.

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM JAPAN GROWTH FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM GROWTH SERIES, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [X] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Frank S. Bayley     07. Carl Frischling
02. Bruce L. Crockett   08. Robert H. Graham
03. Owen Daly II        09. Prema Mathai-Davis
04. Albert R. Dowden    10. Lewis F. Pennock
05. Edward K. Dunn, Jr. 11. Ruth H. Quigley
06. Jack M. Fields      12. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR
   THE COMBINATION OF AIM JAPAN GROWTH FUND, A PORTFOLIO OF AIM GROWTH SERIES, WITH AIM INTERNATIONAL EQUITY FUND, A PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.


   [X] FOR

   [ ] AGAINST

   [ ] ABSTAIN

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                             Is this vote correct?

                 ----------------------  ------------------
                  This Vote is Correct     Change My Vote
                 ----------------------  ------------------

[ ] Check this box and enter your e-mail address if you want to be
    e-mailed a copy of your vote. A confirmation will be sent after you click the "This Vote is Correct" button. E-mail:
                            ------------------------

                            ------------------------
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PROXYCARD.COM
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Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


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submit
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Every Shareholder's Vote Is Important!

Dear Shareholder:

Please take time to participate in this extremely important proxy vote. Your prompt participation is important and critical. If not enough shareholders vote, it may be necessary to have a second proxy mailing involving considerable expense.

Please note that you may have received MULTIPLE proxy cards. Please vote all enclosed cards so your vote can be recorded promptly. We appreciate your cooperation.


                                                        Thank You for Your Vote.

                                                         [AIM LOGO APPEARS HERE]

                The enclosed proxy statement provides details on
                     important issues affecting your Fund.

                The Fund's Board of Trustees recommends that you
                         vote "FOR" all the proposals.

TELEPHONE                                  INTERNET                           MAIL
To vote by phone please:           To vote by Internet please:        To vote by mail please:
1. Read the Proxy Statement        1. Read the Proxy Statement        1. Read the Proxy Statement
   and have your Proxy Card           and have your Proxy Card           and have your Proxy Card
   available.                         available.                         available.
2. Call 1-866-727-0852             2. Go to www.aimfunds.com and      2. Return your completed Proxy
3. Enter the 12-digit control         select Proxy Voting to access      Card in the enclosed
   number shown on your Proxy         your fund.                         postage-paid envelope.
   Card and follow the simple      3. Enter the 12-digit control
   instructions.                      number shown on your Proxy
                                      Card and follow the simple
                                      instructions.


                        Thank you for your prompt vote.